UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 25, 2007

                                HEMOBIOTECH, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   000-51334                       33-0995817
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           (Commission File Number)     (IRS Employer Identification No.)

               5001 SPRING VALLEY ROAD
                  SUITE 1040 - WEST
                     DALLAS, TX                            75244
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      (Address of Principal Executive Offices)           (Zip Code)

                                 (972) 455-8950
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                (Company's Telephone Number, Including Area Code)

                14221 DALLAS PARKWAY SUITE 1400 DALLAS, TX 75254
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 25, 2007, Hemobiotech, Inc., a Delaware corporation and Texas Tech University Health Sciences Center ("TTUHSC") entered into a Stage IV Sponsored Research Agreement, effective as of January 1, 2007 (the "STAGE IV SRA"), pursuant to which the Company paid TTUHSC $779,647.

Under the terms of the STAGE IV SRA, TTUHSC agreed to assist the Company in continuing to develop HemoTech(TM) as a potential viable human blood substitute. HemoTech(TM) is a novel blood substitute that is based on chemically modified hemoglobin (which is the key protein in red blood cells that carries oxygen) of bovine origin. The Company licensed the exclusive worldwide rights to HemoTech(TM) from TTUHSC under a separate license agreement dated January 22, 2002. The STAGE IV SRA is an extension of a Sponsored Research Agreement with TTUHSC entered into on July 18, 2002.

Under the terms of the STAGE IV SRA, TTUHSC agreed to continue assisting the Company in connection with:

o maintaining the animal facility which houses a controlled herd of Hereford cows needed for the production of HemoTech(TM);

o assisting in the implementation of FDA recommendations received at a meeting with the FDA in April 2006 in contemplation of filing an Investigational New Drug application;

o manufacturing of HemoTech(TM) according to the patented process developed at TTUHSC; and

o further research and development with a focus on additional uses of HemoTech(TM) and expanded patent protection.

On January 31, 2007, the Company issued a press release announcing its execution of the STAGE IV SRA. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 1.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

99.1      Press Release of Hemobiotech, Inc., dated January 31, 2007.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEMOBIOTECH, INC.

Dated: January 31, 2007             By: /s/ Mark J. Rosenblum

                                    Name: Mark J. Rosenblum
                                    Title: Chief Financial Officer and Secretary




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 EXHIBIT INDEX

 Exhibit No.    Description
 -----------    -----------

 99.1           Press Release of Hemobiotech, Inc., dated January 31, 2007.